UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2008

CHALLENGER POWERBOATS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30914	88-0394012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Westlink Dr., Washington, MO 63090
(Address of principal executive offices)(Zip Code)

(636) 390-9000
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

On January 10, 2008, we entered into a Settlement Agreement with Kevin Ryan and Alicia Fox (collectively “Ryan”) pursuant to which litigation between us and Ryan in the United States District Court for the Eastern District of Missouri was dismissed and all claims between us and Ryan were released.

Pursuant to the terms of the Settlement Agreement, we paid to Ryan $9,000, and in consideration for this payment, Ryan transferred to us 15,000 shares of our common stock, which were previously 300,000 shares prior to a 20 to 1 reverse split.

On January 21, 2008, we entered into a Settlement Agreement with Mike Thomas pursuant to which litigation between us and Mr. Thomas pending in Franklin County, Missouri and all claims between us were released.  Pursuant to the terms of the Settlement Agreement, we and Mr. Thomas agreed to mutually release all claims arising out of the occurrences and events alleged in the litigation.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless we specifically incorporate the foregoing information into those documents by reference.

This report contains forward-looking statements that involve risks and uncertainties.  We generally use words  such  as  "believe," "may," "could," "will," "intend,"  "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-K and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Challenger Powerboats, Inc.
(Registrant)

Date	February 19, 2008

		By:	/s/ Laurie A. Phillips
Laurie A. Phillips
Chief Executive Officer